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                                                                    EXHIBIT 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, Jack P. Healey, Chief Financial Officer of the Industrial Distribution Group, Inc. (the "Company"), certify, pursuant to 18 U.S.C. sec. 1350 as adopted by sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 15, 2003
                                          /s/ Jack P. Healey
                                          -------------------------------------
                                          Jack P. Healey
                                          Senior Vice President and Chief
                                          Financial Officer


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